Exhibit 99.2 Second Quarter Fiscal 2022 Earnings SUPPLEMENTAL SLIDES FEBRUARY 3, 2022

Safe Harbor Statement This presentation contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, including our expectations regarding the potential impacts on our business of the COVID-19 pandemic, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results, including our third quarter fiscal 2022 business outlook; global supply chain disruptions and component shortages that are currently affecting the semiconductor industry as a whole; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release. © 2022 Synaptics Incorporated 2

Q2’FY22 Financial Highlights • Revenue of $421 million, at midpoint of updated guidance range and up +18% YoY and +13% QoQ • IoT Revenue reached a milestone of $1 billion annual run-rate • Record GAAP and non-GAAP gross margin – GAAP gross margin of 53.5% – Non-GAAP gross margin of 59.5%, up 150 basis points sequentially, at the high-end of guidance range; nine sequential quarters of improvement • GAAP diluted earnings per share of $1.71 • Non-GAAP diluted earnings per share of $3.26, above high-end of guidance range • Solid cash flow from operations of $122 million, cash and investments of $574 million on the balance sheet See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2022 Synaptics Incorporated 3

Q2’FY22 Business Highlights • IoT products continue to grow rapidly; up 60% year-over-year $76 • Achieved $100M revenue run-rate in Automotive two-quarters ahead of plan • Taped-out new Wireless products based on our Q2’FY22 IoT organic internal efforts $421M $83 62% $261• Announced wireless docking solutions enabling simplified, flexible workplace configurations • Continued traction in Virtual Reality market • Completed the DSPG acquisition on Dec 2, 2021 IoT PC Mobile • Already seeing opportunities as a combined company • On-track to achieve targeted operating synergies © 2022 Synaptics Incorporated 4

Q2’FY22 Financial Results $M $M ( (except except EP EPS) S) Q Q1’21 2’21 Q Q1’22 4’21 Q Q1’22 2’22 Q QoQ oQ Y YoY oY R Rev evenu enue e $3 $357 28..4 6 $3 $327 72..7 8 $4 $372 20..5 7 12 13..8% 7% 13 17..5% 6% G GA AA AP P G Gross ross M Margi argin n % % 42 41..1% 0% 52 53..1% 2% 53 53..5% 2% 110bps 30bps 1140bps 1220bps G GA AA AP P O Opera perat tiing ng Expenses Expenses $1 $928 1.9 .5 $1 $119 37..5 9 $1 $137 47..5 5 15% 7% 61% 7% G GA AA AP P EP EPS S ($0 $1..08 36) $0 $0..48 99 $0. $1.71 99 106% 73% 26% NA Non Non- -G GA AA AP P G Gross ross M Margin argin % % 49 52..7% 1% 57 58..5% 0% 59 58..5% 0% 150bps 50bps 830bps 740bps Non Non- -G GA AA AP P O Ope perat ratiing ng E Exp xpen ense ses s $8 $89.9 7.5 $8 $86.2 8.4 $94. $88.4 2 7% 3% 1% 5% Non Non- -G GA AA AP P E EP PS S D Diilluted uted $2 $1..30 85 $2 $2..18 68 $3. $2.68 26 23% 22% 45% 42% See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2022 Synaptics Incorporated 5

Q3’FY22 Guidance $M $M $M (excep (excep (except t t EPS) EPS) EPS) GA GA GAA A AP P P Non Non Non- - -GA GA GAA A AP P P R R Rev ev even en enu u ue e e $450M $450M $390M - - - $420M $480M $480M $390M $450M $450M - - - $480M $480M $420M Gr Gr Gro o oss ss ss M M Mar ar arg g giiin n n % % % 52. 52. 54.5% 5% 0% - - - 53. 53. 55.5% 5% 0% 59. 59. 58. 5% 5% 5% - -59. 60. 60. 5% 5% 5% Op Op Oper er erati ati atin n ng g g Exp Exp Expen en enses ses ses $159M $134M $158M - - - $165M $166M $141M $104M $104M $90M - - - $108M $108M $93M EPS EPS EPS $1. $1. $1.25 25 25 - - - $1. $1. $1.55 55 65 $3. $3. $2.90 40 40 - - - $3. $3. $3.70 70 20 R R Rev ev even en enu u ue e e mi mi mix x x IIIo o oT T T 64% 58% 63% 58% 63% 64% PC PC PC 22% 19% 19% 19% 22% 19% M M Mo o ob b biiillle e e 18% 20% 17% 17% 20% 18% See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2022 Synaptics Incorporated 6

Q2’FY22 Balance Sheet In Millions Q4’21 Q1’22 Q2’22 Cash & ST Investments $836.3 $347.3 $573.9 AR $228.3 $269.7 $312.2 Inventory $82.0 $88.7 $133.3 PP&E $91.2 $92.1 $56.9 Other $989.0 $984.4 $1,491.1 Total Assets $2,226.8 $1,782.2 $2,567.4 Current Liabilities (excluding debt) $299.6 $303.5 $365.2 Debt, net $881.5 $394.5 $983.5 Other Liabilities $78.5 $82.8 $154.8 Shareholder’s Equity $967.2 $1,001.4 $1,063.9 Total Liabilities & Equity $2,226.8 $1,782.2 $2,567.4 • Balances are as of the end of each quarter presented • Debt, net balance reflects debt net of discount and debt issuance costs © 2022 Synaptics Incorporated 7

Revenue Trend Guidance Mid-Point $465 63% $421 $373 $358 $328 $326 45% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Total Revenue IoT Revenue as a % of Total © 2022 Synaptics Incorporated 8 $ millions

Non-GAAP Net Income & EPS Fiscal Quarter Trend Guidance Mid-Point $3.55 $3.26 $2.68 $2.30 $2.18 $2.03 $146 $133 $109 $87 $84 $79 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Non-GAAP Net Income Non-GAAP EPS See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2022 Synaptics Incorporated 9 $ millions

Appendix

Synaptics Product Applications Smart Security Smart Home Smart Workplace Smart Audio Smart Health Note: Images are intended to illustrate product application types only and are not necessarily reflective of the actual products and brand into which Synaptics products are integrated. © 2022 Synaptics Incorporated 11

Engineering Exceptional Experiences © 2022 Synaptics Incorporated 12

GAAP to Non-GAAP Reconciliation Tables © 2022 Synaptics Incorporated 13

GAAP to Non-GAAP Reconciliation Tables - continued © 2022 Synaptics Incorporated 14